                                  UNITED STATES

                             SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549

                           FORM 8-K

                       CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of

                    The Securities Exchange Act of 1934

                        Date of Report (Date of earliest event reported) May 15, 2008.

BA CREDIT CARD TRUST* (Exact name of issuing entity as specified in its charter) (Issuing Entity of the Notes)	BA MASTER CREDIT CARD TRUST II (Exact name of issuing entity as specified in its charter) (Issuing Entity of the Collateral Certificate)

                           Commission File Number of depositor: 333-141948

                          BA CREDIT CARD FUNDING, LLC

                          (Exact name of depositor as specified in its charter)

                          FIA CARD SERVICES, NATIONAL ASSOCIATION

                        (Exact name of sponsor as specified in its charter)

Delaware	Delaware
(State or Other Jurisdiction of Incorporation)	(State or Other Jurisdiction of Incorporation)

c/o BA Credit Card Funding, LLC 214 North Tryon Street Suite #21-39, NC1-027-21-04 Charlotte, North Carolina 28255	c/o BA Credit Card Funding, LLC 214 North Tryon Street Suite #21-39, NC1-027-21-04 Charlotte, North Carolina 28255
(Address of Principal Executive Office)	(Address of Principal Executive Office)

(704) 683-4915	(704) 683-4915
(Telephone Number, including area code)	(Telephone Number, including area code)

333-141948-02	333-141948-01
(Commission File Numbers)	(Commission File Numbers)

01-0864848	01-0864848
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

N/A	N/A
(Former name or address, if changed since last report)	(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

_________________________

*  In accordance with relevant regulations of the Securities and Exchange Commission, the depositor files annual and other reports with the Commission on behalf of the BA Credit Card Trust and the BA Master Credit Card Trust II under the Central Index Key (CIK) number (0001128250) for the BA Credit Card Trust.

Section 8 – Other Events.

Item 8.01. Other Events.

On May 15, 2008 BA Credit Card Trust issued its BAseries Class A(2008-6) Notes.

On May 15, 2008 Richards, Layton & Finger, P.A. delivered its legality opinion with respect to BA Credit Card Trust, BAseries Class A(2008-6) Notes.

Section 9 – Financial Statements and Exhibits.

Item 9.01(d). Exhibits

The following are filed as Exhibits to this Report under Exhibits 4, 5 and 23:

4.1	Class A(2008-6) Terms Document, dated as of May 15, 2008.

5.1	Legality opinion of Richards, Layton & Finger, P.A. with respect to
BAseries Class A(2008-6) Notes.

23.1	Consent of Richards, Layton & Finger, P.A. (included in opinion filed as
Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BA CREDIT CARD FUNDING, LLC
Acting solely in its capacity as
depositor of BA Master Credit Card Trust II and
BA Credit Card Trust

By: /s/ Keith W. Landis
Name: Keith W. Landis
Title: Vice President

May 15, 2008

EXHIBIT INDEX

Exhibit No.	Description

4.1 Class A(2008-6) Terms Document, dated as of May 15, 2008.

5.1 Legality opinion of Richards, Layton & Finger, P.A. with respect to BAseries Class A(2008-6) Notes.

23.1 Consent of Richards, Layton & Finger, P.A. (included in opinion filed as Exhibit 5.1).